EATON VANCE SPECIAL INVESTMENT TRUST

                                  EV TRADITIONAL STOCK FUND
                        Supplement to Prospectus dated April 1, 1995

                              EV TRADITIONAL TOTAL RETURN FUND
                         Supplement to Prospectus dated May 1, 1995


       1. Effective immediately, all purchases of shares of a Fund of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") of 0.50% in the event of certain redemptions within twelve months after the purchase. Such purchases continue to bear no initial sales charge. (Such purchases made before November 9, 1995 will continue to be subject to a CDSC of 1% in the event of certain redemptions made within eighteen months of purchase.) The Principal Underwriter will compensate Authorized Firms responsible for such purchases at the rate of 0.50% of the amount invested, and any CDSC incurred will be retained by the Principal Underwriter.

       The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

       The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. No initial sales charge or CDSC will be imposed on Fund shares purchased by qualified retirement plans.

       Shares of the Fund which are subject to a CDSC may be exchanged into any of the funds listed under "The Eaton Vance Exchange Privilege" without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

       Consistent with the foregoing, the "Shareholder and Fund
Expenses" table is revised by replacing the line "Contingent
Deferred Sales Charges Imposed on Redemptions" with the following:

       Contingent Deferred Sales Charges (on purchases of
         $1 million or more) Imposed on Redemptions During
         the First Twelve Months (as a percentage of
         redemption proceeds exclusive of all reinvestments
         and capital appreciation in the account)                       0.50%

       In addition, the sales charge table under "How to Buy Fund
Shares" is revised by replacing the line "$1,000,000 or more" with the following:

                            Sales                Sales               Dealer
                            Charge               Charge            Commission
                            as Percent-          as Percent-       as Percent-
                            age of               age of            age of
                            Offering             Amount            Offering
Amount of Purchase          Price                Invested          Price

$1,000,000 or more            0.00%                0.00%                0.50%

       2.     The following is added to "How to Buy Fund Shares":

              Shares of a Fund may be sold at net asset value to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

       3.     The following is added to "Reports to Shareholders":

              Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

       4. The following paragraph replaces the paragraph under the caption "Eaton Vance Shareholder Services -- Reinvestment
Privilege":

              Reinvestment Privilege: A shareholder who has purchased or redeemed shares may reinvest at net asset value any portion or all of the repurchase or redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares or any of the other funds offered by the Principal Underwriter with an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund whose shares are to be purchased (or by such fund's transfer agent). The privilege is also available to holders of shares of the other funds offered with an initial sales charge by the Principal Underwriter who wish to reinvest such redemption or repurchase proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

       5.     The following is added to "Performance Information":

              A Fund's performance may be compared in
              publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

       6. On August 1, 1995, EV Traditional Total Return Fund ("Total Return Fund") and EV Traditional Stock Fund ("Stock Fund") were reorganized and each became a series of Eaton Vance Special Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization Total Return Fund had been a series of Eaton Vance Total Return Trust and Stock Fund had been a series of Eaton Vance Securities Trust, which were each Massachusetts business trusts. Except for the fact that the Funds are each now a series of Eaton Vance Special Investment Trust, shares of each Fund represent the same interest in each Fund's assets, are the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when Total Return Fund was a series of Eaton Vance Total Return Trust and Stock Fund was a series of Eaton Vance Securities Trust.

       The date of the attached Prospectus has been changed to August 1, 1995. All references in the Total Return Fund Prospectus to Eaton Vance Total Return Trust or the Trust are defined to mean Eaton Vance Special Investment Trust and all references in the Stock Fund Prospectus to Eaton Vance Securities Trust or the Trust are defined to mean Eaton Vance Special Investment Trust.

November 9, 1995                       - 3 -                          T-SUPP5